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(LOGO NEUBERGER&BERMEN)
INCOME FUNDSsm

This information supplements the Prospectus dated March 1, 1995

     Neuberger&Berman Cash Reserves
     Neuberger&Berman Government Income Fund
     Neuberger&Berman Government Money Fund
     Neuberger&Berman Municipal Money Fund
     Neuberger&Berman Municipal Securities Trust
     Neuberger&Berman Limited Maturity Bond Fund
     Neuberger&Berman Ultra Short Bond Fund
               (each, a "Fund")


               Investment Manager, Administrator,
               Distributor, and Sub-Adviser
-------------------------------------------------------------------------------
     Theresa A. Havell, the President and a Trustee of the Trust and of Managers Trust, is a general partner of Neuberger&Berman and a director and Vice President of N&B Management. Ms. Havell is the Manager of the Fixed
Income Group of Neuberger&Berman, which she established in 1984. The Fixed Income Group manages fixed income accounts that had approximately $12 billion of assets as of June 30, 1995. Ms. Havell has overall responsibility for the activities of the Fixed Income Group, providing guidance and reviewing portfolio strategy and structure.

     The following members of the Fixed Income Group are primarily responsible for the day-to-day management of the listed Portfolios:

     Neuberger&Berman Government Money, Cash Reserves, and Ultra Short Bond Portfolios -- Josephine P. Mahaney, who has been a Senior Portfolio Manager in the Fixed Income Group since 1984, an Assistant Vice President of N&B Management from 1986 to 1994 and a Vice President of N&B Management since November 1994.

     Neuberger&Berman Limited Maturity Bond Portfolio -- Theresa A. Havell and Thomas G. Wolfe. Mr. Wolfe has been a

                                                                 (over please)

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Senior Portfolio Manager in the Fixed Income Group since July 1993, Director of
Fixed Income Credit Research since July 1993 and a Vice President of N&B Management since October 1995. From November 1987 to June 1993 he was Vice President in the Corporate Finance Department of the Standard & Poor's Rating Group.

     Neuberger&Berman Government Income Portfolio -- Theresa A. Havell and William H. Cunningham. Mr. Cunningham has been a member of the Fixed Income Group since March 1993, a Senior Portfolio Manager in the Fixed Income Group since June 1995 and a Vice President of N&B Management since October 1995. From August 1989 to February 1993 he was a manager in the Corporate Finance, Merger and Acquisitions and Capital Markets Groups for a major corporation.


     Neuberger&Berman Municipal Money and Municipal Securities Portfolios -- Clara Del Villar, who has been a Senior Portfolio Manager in the Fixed Income Group since December 1991 and a Vice President of N&B Management since November 1994. From April 1991 to December 1991 she worked for a charitable organization; from January 1990 to April 1991 she was a consultant for a commodities trading adviser.



                The date of this Supplement is November 7, 1995.

(RECYCLED LOGO) PRINTED ON RECYCLED PAPER
                WITH SOY BASED INKS

                                                                  NBII00121195

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